Exhibit 10.8

                            INDEMNIFICATION AGREEMENT


     INDEMNIFICATION AGREEMENT dated as of November 19, 2002 by and between C&D Technologies, Inc. (the "Corporation"), a Delaware corporation, and George MacKenzie ("Indemnitee"):

                                    RECITALS:

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly held corporations as directors unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current difficulties in the marketplace generally of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

     WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons would be detrimental to the best interests of the Corporation and its stockholders and that the Corporation should act to assure its directors that such protection will be available in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Corporation contractually to obligate itself to indemnify its directors to the fullest extent permitted by applicable law, subject only to the limited exceptions contained in this Agreement, so that they will serve or continue to serve the Corporation free from undue concern that they will not be so indemnified.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee, intending to be legally bound, hereby covenant and agree as follows:

     SECTION 1. INDEMNIFICATION. In consideration of Indemnitee's continued service as a director of the Corporation, the Corporation shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended, subject only to the limited exceptions set forth in this Agreement. Without diminishing the scope of the indemnification provided by this Section 1, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights specified in this Agreement, except to the extent expressly prohibited by applicable law.

     SECTION 2. PROCEEDINGS OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE CORPORATION. Indemnitee shall be entitled to the indemnification rights provided in this Section 2 if Indemnitee is a party to or is threatened to be made a party to any Proceeding (as defined in Section 7), other than an action by or in the right of the Corporation, by reason of the fact that Indemnitee is or was a director, officer, employee, agent, or fiduciary of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of any other corporation, partnership, limited liability company, joint venture, trust or other enterprise or entity or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this
Section 2, Indemnitee shall be indemnified against reasonable costs

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and  expenses  (including  attorneys'  fees),  judgments,  penalties,  fines and amounts paid in  settlement  actually and  reasonably  incurred by Indemnitee in
connection   with  such   Proceeding   (including,   but  not  limited  to,  the
investigation, defense or appeal thereof), if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     SECTION 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if Indemnitee is a person who was or is made a party or is threatened to be made a party to any Proceeding brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent, or fiduciary of any other corporation, partnership, limited liability company, joint venture, trust or other enterprise or entity by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this
Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with such Proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

     SECTION 4.  INDEMNIFICATION  FOR COSTS AND  EXPENSES OF  SUCCESSFUL  PARTY.
Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Corporation or has been successful on the merits or otherwise, including, without limitation, the dismissal of a Proceeding without prejudice, in defense of any Proceeding referred to in Sections 2 and 3 hereof, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against reasonable costs and expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

     SECTION 5. PARTIAL INDEMNIFICATION. If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any Proceeding described in Section 2 or 3 hereof, and as a result is not entitled under
Section 6 hereof to indemnification by the Corporation for the reasonable costs and expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee, the Corporation shall nevertheless indemnify Indemnitee pursuant to Section 6 hereof to the extent Indemnitee has been partially successful.

     SECTION 6. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. When seeking indemnification under Section 3 or 4 hereof, Indemnitee shall submit a written request for indemnification to the Corporation. Such request shall include documentation or information that is reasonably available to Indemnitee and reasonably necessary for the Corporation to make a determination of Indemnitee's entitlement to indemnification. Determination of Indemnitee's entitlement to indemnification pursuant to this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (a) the Board of Directors of the Corporation by a majority vote of a quorum consisting of Disinterested Directors (as defined in Section 7); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as defined in Section 7) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the stockholders. Such Independent Counsel shall be


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selected by the Board of Directors and reasonably acceptable to Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so accept, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall
designate  to  make  such  selection.   Such  determination  of  entitlement  to
indemnification shall be made not later than 60 days after receipt by the Corporation of a written request for indemnification. Any reasonable costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with a request for indemnification under this Agreement shall be borne by the Corporation provided that it is ultimately determined that the Indemnitee is entitled to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

     SECTION 7. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. The Secretary of the Corporation (or other officer designated by the Board of Directors) shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors, or such other person or persons empowered to make the determination as provided in Section 6, that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Corporation shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall fail to make the requested indemnification within 60 days after receipt by the Corporation of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any Proceeding described in Sections 2 or 3 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

     SECTION 8. ADVANCEMENT OF EXPENSES AND COSTS. Subject to the exceptions set forth in Section 10 hereof, all reasonable costs and expenses incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding at the request of Indemnitee within 20 days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such costs and expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. Such statement or statements shall reasonably evidence the costs and expenses incurred by Indemnitee in connection therewith and shall include or be accompanied by a written undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such costs and expenses by the Corporation as provided by this Agreement or otherwise.

     SECTION 9. REMEDIES OF INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 6 and 7, or if expenses are not advanced


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


pursuant to Section 8, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of Indemnitee's entitlement to such indemnification or advance. Such judicial proceeding shall be made de novo, and Indemnitee shall not be prejudiced in seeking further relief by reason of a determination (if so made) that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 6 or Section 7 hereof that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Corporation further agrees to stipulate in any such proceeding that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Corporation shall pay all reasonable costs and expenses (including attorneys' fees) actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

     SECTION 10. EXCEPTIONS AND MODIFICATIONS TO INDEMNIFICATION.

     (a) Notwithstanding any other provision to the contrary set forth in this Agreement, unless otherwise determined by the Board of Directors by a majority vote of the Disinterested Directors, Indemnitee shall not be entitled to indemnification or advancement of expenses from the Corporation under this Agreement in any of the following circumstances: (i) any Proceeding initiated by or on behalf of Indemnitee against the Corporation (other than a Proceeding brought solely to seek the remedies set forth in Section 9 of this Agreement for a Proceeding not initiated by Indemnitee), or any counterclaim, cross-claim, affirmative defense or similar claim of the Corporation in connection with such Proceeding; or (ii) any Proceeding initiated by the Corporation against Indemnitee.

     (b) Notwithstanding any other provision to the contrary set forth in this Agreement, in the event that any insurance policy obtained by the Corporation would provide coverage for any liability, cost or expense for which indemnification or advancement of expenses is sought by Indemnitee under this Agreement, the provisions of this Agreement shall be modified to the extent necessary to conform this Agreement to the requirements of such insurance policy so as to provide coverage to the fullest extent possible, including but not limited to any requirement relating to incurring defense costs and retaining legal counsel.

     SECTION 11. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of costs and expenses (including attorneys' fees) provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the Corporation's Certificate of Incorporation or By-Laws or any agreement, vote of stockholders or disinterested directors, provision of law or otherwise.

     SECTION 12. ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, if Indemnitee prevails in whole or in part in such Proceeding, Indemnitee shall be entitled to recover from the Corporation and shall be indemnified by the Corporation against, any actual expenses for attorneys' fees and disbursements reasonably incurred by Indemnitee.



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     SECTION 13. DURATION OF AGREEMENT.  This Agreement shall continue until and terminate upon the later of: (a) ten years after Indemnitee has ceased to hold any of the positions or have any of the relationships described in Sections 2 and 3 of this Agreement; or (b) the final termination of all pending or threatened Proceedings with respect to Indemnitee. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit Indemnitee and Indemnitee's spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

     SECTION 14. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     SECTION 15. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     SECTION 16. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section  17.  DEFINITIONS  AND   INTERPRETATIONS.   For  purposes  of  this
Agreement:

     (a) The term "Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

     (b) The term "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to a Proceeding in respect of which indemnification is being sought by Indemnitee.

     (c) The term "fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan.

     (d) The term "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the


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Corporation or Indemnitee in any matter  material to either such party,  or (ii)
any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an Proceeding to determine Indemnitee's right to indemnification under this Agreement.

     (e) The term "other enterprise" shall include employee benefit plans, including but not limited to any employee benefit plans of the Corporation.

     (f) The term "Proceeding"  shall mean any threatened,  pending or completed
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative in nature, including any counterclaim.

     (g) Service by Indemnitee "at the request of the Corporation" shall include, but is not limited to, any service that imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries, including acting as a fiduciary thereof.

     (h) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 2 and 3 hereof.

     (i) Service by Indemnitee as a partner, trustee, manager or member of management or similar committee of a partnership, joint venture, trust or limited liability company, or as a director, officer, manager, partner, trustee or manager of an entity that is a partner, trustee, member or joint venturer, shall be considered service as a director or officer of the partnership, joint venture, trust, limited liability company or other enterprise.

     SECTION 18. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     SECTION 19. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter that may be subject to indemnification covered hereunder, either civil, criminal or investigative.

     SECTION 20. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:


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     If to  Indemnitee,  to the address set forth on the signature  page to this
Agreement.

     If to the Corporation to:

          C&D Technologies, Inc.
          1400 Union Meeting Road
          P.O. Box 3053
          Blue Bell, PA 19422-0858
          Attention: Corporate Secretary

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

     SECTION 21. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                             C&D TECHNOLOGIES, INC.


                                             By: /s/ Stephen E. Markert, Jr.
                                                --------------------------------

                                             Title: VP-CFO
                                                   -----------------------------



                                              George MacKenzie
                                             -----------------------------------
                                             Name:  (please print or type)

                                              /s/ G. MacKenzie
                                             -----------------------------------
                                             Signature


                                             Address:

                                              [Home address inserted]
                                             -----------------------------------

                                             -----------------------------------


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